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                                                                    EXHIBIT 10.3
                           INCENTIVE STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED THROUGH MARCH 7, 2003)

Section  1. PURPOSE OF PLAN

         (a) General Purpose. The purpose of the Plan (as hereinafter defined) is to further the interests of T F Consolidation, Inc., a Delaware corporation (the "Company"), the name of which is contemplated to become Three-Five Systems, Inc. upon completion of a proposed merger (the "Merger") with Three-Five Systems, Inc., a Delaware corporation, ("Three-Five") and Electronic Research Associates, Inc., a New Jersey corporation ("E.R.A."), and its stockholders by encouraging officers and other key employees of the Company to invest in shares of the Company's Common Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress, and thereby being induced to remain in the Company's employ.

         (b) Incentive Stock Options. It is intended that each option granted under this Incentive Stock Option Plan (the "Plan") will qualify as an "incentive stock option" as defined in section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) Name. Upon the Merger becoming effective the Plan shall for all purposes thereafter be known as the Three-Five Systems, Inc. Incentive Stock Option Plan.

Section  2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN

         (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan is shares of the Company's Common Stock, $.01 par value per share, which may be either unissued or treasury shares, as the Company's Board of Directors (the "Board") may from time to time determine. Subject to adjustment as provided in section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 676,280 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

         (b) Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under, such option shall, without further action or by or on behalf of the Company, again be available for other options thereafter granted.

Section  3. ADMINISTRATION; AMENDMENTS

         (a) Administration. The Plan shall be administered by the Board. The Board shall have sole authority and discretion to select key employees eligible to participate in the Plan and to grant options under the Plan, but may also delegate that authority and discretion to an Executive Committee of the Board.

         (b) Exercise Price. Upon the grant of any option, the Board shall specify the exercise price for the shares issuable upon its exercise. In no event may the exercise price per


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share specified by the Board be less than 100 percent of the fair market value per share of the Company's Common Stock on the date an option is granted (110 percent if the option is granted to a shareholder who at the time the option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or of any subsidiary corporation), the fair market value to be determined in good faith at the time of the grant of such option by decision of the Board.

         (c) Existing Three-Five Systems, Inc. Incentive Stock Options. Three-Five has maintained an Incentive Stock Option Plan prior to its contemplated merger with and into the Company. Upon completion of the Merger, each unexercised option granted under the Three-Five Incentive Stock Option Plan (each "Three-Five ISO") shall, without further act or action required of either the holder of the Three-Five ISO or the Company be convened into an option to purchase one share of the Company's Common Stock under the Plan. The option price for each Three-Five ISO converted hereunder shall be an amount such that the excess of the aggregate fair market value of the Three-Five shares subject to the option under the Plan immediately prior to the conversion over the option price of such shares is equal to the aggregate of the excess fair market value of the shares subject to the option granted hereunder over the aggregate option price of such shares immediately after such conversion. In other respects, each such option shall be subject to such other conditions, limitations and restrictions (i.e. as to term, vesting, etc.) as they were under the optionholder's previously existing Three-Five Incentive Stock Option.

         (d) Interpretation. The interpretation and construction by the Board of the Plan's terms and provisions and of the agreements governing options granted under the Plan shall be final and conclusive. No member of the Board shall be liable for any action taken or any determination made by the Board in good faith.

         (e) Amendments to Plan. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, that the Board may not take any action which disqualifies any option granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan, and further provided that, except as provided in section 7, the Board may not, without the prior approval of the Company's stockholders, (i) increase the aggregate number of shares of the Company's Common Stock subject to the Plan, (ii) reduce the exercise price at which options may be granted or the exercise price at which any outstanding option may be exercised, (iii) extend the term of the Plan, or (iv) change the class of employees eligible to reserve options under the Plan.

Section  4. PARTICIPANTS; DURATION OF PLAN

         (a) Eligibility and Participation. Options may be granted only to persons who at the time of grant are key executive employees and/or key managerial or supervisory employees of the Company, whether or not they are also members of the Board.

         (b) Guidelines for Participation. In designating and selecting employees for participation in the Plan, the Board shall consult with and give consideration to the

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recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Board shall take also into account the duties and responsibilities of the respective employees, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purpose of the Plan.

         (c) Allotment of Shares. The Board shall determine the number of shares of Common Stock to be optioned from time to time and the number of shares to be optioned to any employee. The grant of an option to an employee shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

         (d) Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years commencing on the date of adoption of the Plan by the Board. No option shall be granted under the Plan unless granted within ten (10) years of the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         (e) Approval by Stockholders. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. Stockholder approval may also be evidenced by all of the stockholders executing a unanimous consent of stockholders within 12 months after the adoption of the Plan by the Board. If the stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the stockholders within 12 months after its adoption by the Board, the Plan and all options granted hereunder shall automatically terminate to the same extent and with the same effect as though the Plan had never been adopted.

Section  5. TERMS AND CONDITIONS OF OPTIONS

         (a) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by agreements in such form and content as the Board from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this section 5.

         (b) Required Provisions. Each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable and (iv) the option's scheduled expiration date.

         (c) Option Period. No option granted under the Plan shall be exercisable for a period in excess of ten (10) years from the date of its grant, subject to earlier termination in the event of termination of employment, retirement or death of the optionholder. An option may be exercised in full or in part at any time or from time to time during the term of the option, or provide for its exercise in stated installments at stated times during the option's term.

         (d) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

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         (e) Method of Exercising Options; Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied (i) by payment in full of the exercise price for the number of shares being purchased and (ii) an executed incentive stock option exercise agreement in such form and content and with such terms and conditions as may be approved from time to time by the Board. Payment may be made in cash or by bank cashier's check or by tendering duly endorsed certificates representing shares of the Company's Common Stock then owned by the optionholder. Upon the exercise of any option, the Company shall deliver, or cause to be delivered, to the optionholder a certificate or certificates representing the shares of the Company's Common Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If an option is exercised pursuant to section 6(c) by any person other than the optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable.

         (f) Rights of a Stockholder. An optionholder shall have no rights as a stockholder with respect to shares covered by his option until the date a stock certificate is issued to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         (g) Other Provisions. The option agreements may contain such other provisions or conditions as the Board deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants on the optionholder's part not-to-compete and remedies to the Company in the event of the breach of any such covenant.

Section  6. TERMINATION OF EMPLOYMENT; ASSIGNABILITY; DEATH

         (a) Termination of Employment. If any optionholder ceases to be employed by the Company for a reason other than death, he (or his successors in the case of his death after the termination of his employment) may, within three
(3) months after the date of termination, but in no event after his option's stated expiration date, purchase some or all of the shares with respect to which he was entitled to exercise his option on the date his employment terminated; provided, that (i) if the optionholder's employment is terminated by the action of the Board in their good faith judgment, for (A) commission of a crime by the optionholder or for reasons involving moral turpitude; (B) an act by the optionholder which tends to bring the Company into disrepute; (C) the optionholder's failure to perform his duties for the Company; or (D) negligent or willful misconduct by the optionholder; or (E) the optionholder's breach of any employment contract or agreement with the Company, or (ii) if after his employment is terminated, the optionholder commits acts detrimental to the Company's interests, then the option shall thereafter be void for all purposes. Notwithstanding anything to the contrary herein, the terms and conditions under which an option may be exercised following termination of an optionholder's employment or independent contractor relationship with the Company may be extended to any period in the sole discretion of the Plan Administrator.

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         (b) Assignability. No option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an optionholder other than by will or the laws of descent and distribution, and such option shall be exercisable during his lifetime only by him.

         (c) Death of Optionholder. If an optionholder dies while in the Company's employ, his option shall be exercisable within three (3) months of his death or until the stated expiration date of his option, whichever occurs first, by the person or persons ("successors") to whom the optionholder's rights pass under his will or by the laws of descent and distribution, but only to the extent that the optionholder was entitled to exercise the option at the date of his death. An option may be exercised and payment of the option price made in full by the successors only after written notice to the Company, specifying the number of shares to be purchased. Such notice shall state that the option price is being paid in full in the manner specified in section 5(e), and shall be accompanied by the certificate required by section 8(b). As soon as practicable after receipt by the Company of such notice and of payment in full of the option price, a certificate or certificates representing such shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

Section  7. CERTAIN ADJUSTMENTS

         (a) Capital Adjustments. The aggregate number of shares of the Company's Common Stock subject to the Plan and the number of shares covered by outstanding options, and the price per share stated in such options, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         (b) Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation, any option granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled prior to the merger or consolidation. A dissolution or liquidation of the Company shall cause every option outstanding hereunder to terminate. A merger or consolidation in which the Company is not the surviving corporation shall also cause every option outstanding hereunder to terminate, but each optionholder shall have the right immediately prior to a merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part without regard to any installment provisions contained in his option agreement; provided, that if the surviving corporation provides the optionholder with options to purchase an equivalent number of shares qualified as being issued under an incentive stock option plan at a similar price as afforded optionholder under this Plan, subject to proportional adjustment pursuant to the merger or consolidation agreement, then the options outstanding hereunder shall terminate. The decision of the Board of Directors in this regard shall be final and conclusive.

Section  8. APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

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         The Plan was originally adopted on February 14, 1990. This Amended and
Restated Plan is hereby executed this 7th day of March, 2003.

                                  THREE-FIVE SYSTEMS, INC.



                                  By:     /s/ Jack L. Saltich
                                          --------------------------------------
                                  Name:   Jack L. Saltich
                                  Its:    President and Chief Executive Officer

ATTESTED BY:



/s/ Jeffrey D. Buchanan
-----------------------
Secretary



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